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                                                                    EXHIBIT 23.1




                       CONSENT OF INDEPENDENT ACCOUNTANTS



         We consent to the inclusion in this registration statement on Form S-1 Amendment No. 2 (Registration No. 333-4600) of our report dated February 27, 1996, on our audit of the financial statements of Forcenergy Inc. We also consent to the reference to our firm under the captions "Experts" and "Selected Financial Data."






COOPERS & LYBRAND L.L.P.


Miami, Florida
June 4, 1996